UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2022 (January 20, 2022)

Cohn Robbins Holdings Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39454	98-1547852
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 N. West Street, Suite 1200 Wilmington, DE	19801
(Address of principal executive offices)	(Zip Code)

(302) 295-4937
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share and one-third of one redeemable warrant	CRHC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	CRHC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CRHC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2022, Cohn Robbins Holdings Corp., a Cayman Islands exempted company limited by shares (“Cohn Robbins”), Sazka Entertainment AG, a Swiss stock corporation (Aktiengesellschaft) (“Sazka”), Allwyn Entertainment AG, a Swiss stock corporation (Aktiengesellschaft) (“Swiss NewCo”), Allwyn US HoldCo LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Swiss NewCo (“US HoldCo”), and Allwyn Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of US HoldCo (“DE Merger Sub”), entered into a Business Combination Agreement (the “Business Combination Agreement”).

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of Cohn Robbins, Swiss NewCo and Sazka, respectively, and by the members of US HoldCo and DE Merger Sub. The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur:

(i) (a) Cohn Robbins will merge with and into DE Merger Sub with DE Merger Sub surviving (the “Merger” and, the closing of the Merger, the “Merger Closing,” and, the time at which the Merger becomes effective, the “Merger Effective Time”), and (b) following the Merger, DE Merger Sub will liquidate its assets to US HoldCo and, following such liquidation, US HoldCo will liquidate its assets to Swiss NewCo (the “Liquidations”). Swiss NewCo will have a dual-class share structure with super voting rights for KKCG AG, a Swiss stock corporation (“KKCG”), the majority shareholder of Sazka;

(ii) at the Merger Effective Time, (a) each share of Class A ordinary shares, par value $0.0001 per share, of Cohn Robbins (“Cohn Robbins Class A Common Stock”) issued and outstanding immediately prior to the Merger Effective Time shall automatically be cancelled and cease to exist in exchange for the right to receive the number of newly issued shares of Class B ordinary shares, nominal value CHF 0.04 per share of Swiss NewCo (“Swiss NewCo Class B Shares”) equal to the lower of: (1) 1.4; and (2) (y) (A) the Post-Redemption Acquiror Share Number (as defined in the Business Combination Agreement), plus (B) 6,624,000 divided by (z) the Post-Redemption Acquiror Share Number (the lower of (1) and (2), the “Class B Exchange Ratio”); (c) Swiss NewCo will issue a right to acquire Swiss NewCo Class B Shares in exchange for warrants to acquire Cohn Robbins Class A Common Stock, issued in Cohn Robbins’ initial public offering, at an initial exercise price of $11.50 per share (“Cohn Robbins Warrants”), to be transferred immediately to holders of Cohn Robbins Warrants as may be adjusted pursuant to a Warrant Assignment, Assumption and Amendment Agreement; and

(iii) following the Liquidations, the Exchange Agent (as defined in the Business Combination Agreement) will contribute (a) all of the issued and outstanding capital stock of Sazka (and previously transferred before the Merger to the Exchange Agent into escrow) (the “Acquisition Transfer, and together with the Merger, the “Business Combination” and, the closing of the Acquisition Transfer, the “Acquisition Closing”, the date of Acquisition Closing, the “Acquisition Closing Date” and the time at which the Acquisition Transfer becomes effective, the “Acquisition Effective Time”) and (b) the PIPE Investment (as defined below) (transferred to the Exchange Agent before the Merger and held in escrow) to Swiss NewCo (1) partially as equity contribution into the capital contribution reserves and (2) partially against the KKCG Cash Consideration (as defined below). In return, the Exchange Agent will deliver (x) to KKCG 2,015,069,102 of the shares of Swiss NewCo Class A ordinary shares, nominal value CHF 0.01 per share (“Swiss NewCo Class A Shares”) (which does not include 10,000,000 Swiss NewCo Class A Shares already held by KKCG) and 185,000,000 of the shares of Swiss NewCo Class B Shares (which includes 30,000,000 Swiss NewCo Class B Shares subject to certain vesting and forfeiture provisions), (y) to KKCG the KKCG Cash Consideration as described below and (z) to the PIPE Investors (as defined below) 35,300,000 shares of Swiss NewCo Class B Shares, as adjusted by Class B Exchange Ratio and the terms of such agreements.

At or substantially concurrently with the Acquisition Effective Time, Swiss NewCo will distribute Available Acquiror Cash (as defined under the Business Combination Agreement) in the following order of priority: (i) first, to pay transaction expenses of Cohn Robbins and Sazka, (ii) second, paid to Primrose Holdings (Lux) S.à r.l the Primrose Cash Distribution (as defined in the Business Combination Agreement) (ii), (iii) third, paid as KKCG Cash Consideration, to KKCG up to and until the sum of distributions made pursuant to clauses (i), (ii) and (iii) is equal to $850 million, (iv) fourth, to be retained on the balance sheet of Swiss NewCo as primary proceeds up to and until the amount retained pursuant to this clause (iv) is equal to the product of (a) $850 million less Transaction Expenses payable in clause (i) (“Net Minimum Cash”), multiplied by (b) the fraction 3/2 (c) less the Net Minimum Cash and (v) fifth, one-third of any remaining amount shall be retained on the balance sheet of Swiss NewCo as additional primary proceeds and two-thirds shall be distributed to KKCG (clauses (i) through (v), the “KKCG Cash Consideration”).

The holders of Cohn Robbins Class A Common Stock that do not elect to redeem their shares in connection with the Business Combination will share in a pool of up to 6.6 million additional shares of Swiss NewCo Class B Shares, based on the Class B Exchange Ratio of between 1.08 and 1.4, depending on the number of unredeemed shares and subject to a redemption cap of 80%. Assuming a price of $10.00 per share of Cohn Robbins Class A Common Stock at the Merger Closing, each share of Cohn Robbins Class A Common Stock would receive shares of Swiss NewCo Class B Shares with a value ranging between $10.80 (assuming no redemptions by the stockholders of Cohn Robbins (the “Cohn Robbins Stockholders”)) and $14.00 (assuming redemptions resulting in the maximum Class B Exchange Ratio and waiver of the minimum cash condition to the Business Combination Agreement).

The Merger Closing is subject to the satisfaction or waiver of certain closing conditions contained in the Business Combination Agreement.

On January 20, 2022, Cohn Robbins announced entry into a Sponsor Agreement (the “Sponsor Agreement”), by and among Cohn Robbins Sponsor LLC, a Delaware limited liability company (the “Sponsor”), Cohn Robbins, Swiss NewCo, Clifton S. Robbins, Gary D. Cohn, Charles S. Kwon, Anne Sheehan, C. Robert Kidder, Alexander T. Robertson and Kathryn A. Hall (the “Insiders”) and Sazka, pursuant to which the Sponsor has agreed that, immediately prior to the consummation of the Merger (but subject to the prior satisfaction of all of the conditions to consummation of the Merger set forth in Article X of the Business Combination Agreement), Sponsor shall contribute, transfer, assign, convey and deliver to Cohn Robbins all of each Sponsor’s right, title and interest in, to and under such Sponsor’s shares of Cohn Robbins Class B common stock, par value $0.0001 per share in exchange for shares of Cohn Robbins Class A Common Stock (the “Share Conversion”). In connection with the Share Conversion, (i) 20,540,000 outstanding shares of Cohn Robbins Class B Common Stock held by the Sponsor shall be exchanged and converted into the number of shares of Cohn Robbins Class A Common Stock equal to (i) 17,253,600 divided by (ii) the Class B Exchange Ratio and (ii) 160,000 outstanding shares of Cohn Robbins Class B Common Stock held by Anne Sheehan, C. Robert Kidder, Alexander T. Robertson and Kathryn A. Hall shall be exchanged and converted into (i) 160,000 divided by (ii) the Class B Exchange Ratio shares of Cohn Robbins Class A Common Stock.

Under the Sponsor Agreement, the Sponsor has agreed, among other things, that, (i) immediately prior to the consummation of the Merger (but subject to the prior satisfaction of all of the conditions to consummation of the Merger set forth in Article X of the Business Combination Agreement), the Sponsor shall automatically irrevocably surrender and forfeit to Cohn Robbins for no consideration, as a contribution to capital, a certain number of warrants, as defined therein, to purchase Cohn Robbins Class A Common Stock at a strike price of eleven dollars fifty cents ($11.50) and (ii) shares of Swiss NewCo Class B Shares held by the Sponsor will be subject to certain vesting and lock-up terms.

On January 20, 2022, concurrently with the execution of the Business Combination Agreement, Cohn Robbins and Swiss NewCo entered into subscription agreements (the “PIPE Subscription Agreements”) with certain investors (the “Non-Insider PIPE Investors”) and the Sponsor (the “Insider PIPE Investors”) (the Non-Insider PIPE Investors and the Insider PIPE Investors, the “PIPE Investors,” and each, a “PIPE Investor”), pursuant to which the PIPE Investors who are parties thereto agreed to purchase, severally and not jointly, and Swiss NewCo agreed to issue and sell to such PIPE Investors, Swiss NewCo Class B Shares (the “PIPE Subscribed Shares”) equal to (x) an aggregate amount of Base Shares (as defined in the PIPE Subscription Agreements) purchased at $10.00 per share multiplied by (y) (i) in case of the Insider PIPE Investors, 1.08 and (ii) in case of the Non-Insider PIPE Investors, the Class B Exchange Ratio, for gross proceeds of $353 million, in private placements to close substantially concurrently with the closing of the Business Combination (the “PIPE Investment”). The PIPE Investment is contingent upon, among other things, the substantially concurrent closing of the Business Combination.

On, January 20, 2022, Cohn Robbins announced entry into a Sponsor Support Agreement (the “Sponsor Support Agreement”), by and among the Sponsor, Cohn Robbins, Swiss NewCo, the Insiders and Sazka, pursuant to which the Sponsor agreed to, among other things, vote in favor of the Business Combination Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

On, January 20, 2022, Cohn Robbins also announced entry into a Shareholder Support Agreement (the “Shareholder Support Agreement”), by and among Cohn Robbins, Sazka, Swiss NewCo and KKCG. Pursuant to the Shareholder Support Agreement, KKCG agreed to, among other things, vote to approve and adopt the effectiveness of the Business Combination Agreement and all other documents and transactions contemplated thereby, subject to the terms and conditions of the Shareholder Support Agreement, and do all other things to facilitate, accelerate or further the Business Combination and all other documents and transactions contemplated thereby.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment is incorporated by reference in this Item 3.02. The PIPE Subscribed Shares to be issued in connection with the PIPE Investment will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On January 21, 2022, Cohn Robbins and Sazka issued a joint press release (the “Press Release”) announcing the execution of the Business Combination Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated herein by reference is the investor presentation first made available on January 21, 2022, for use by Cohn Robbins in meetings with certain of its stockholders as well as other persons with respect to the Business Combination, as described in this Current Report on Form 8-K.

Attached as Exhibit 99.3 and incorporated herein by reference is the transcript from an audio recording first made available to Cohn Robbins shareholders on January 21, 2022, in which executives from Cohn Robbins and Sazka discuss the Business Combination as set forth in the investor presentation attached hereto as Exhibit 99.2 and as described in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Cohn Robbins under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Additional Information about the Business Combination and Where to Find It.

In connection with the Business Combination, Swiss NewCo will file the Registration Statement with the SEC. The Registration Statement will include a proxy statement of Cohn Robbins and a prospectus of Swiss NewCo, referred to as a proxy statement/prospectus. The proxy statement/prospectus will be sent to all Cohn Robbins Stockholders. Additionally, Swiss NewCo and Cohn Robbins will file other relevant materials with the SEC in connection with the Business Combination. Copies of the Registration Statement, the proxy statement/prospectus and all other relevant materials filed or that will be filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Before making any voting or investment decision, investors and security holders of Cohn Robbins are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant materials filed or that will be filed with the SEC in connection with the Business Combination because they will contain important information about the Business Combination and the parties to the Business Combination.

Participants in Solicitation

Cohn Robbins, Sazka and Swiss NewCo and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cohn Robbins Stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Cohn Robbins’ directors and officers in Cohn Robbins’ filings with the SEC, including Cohn Robbins’ registration statement on Form S-1, dated as of September 8, 2020. To the extent that holdings of Cohn Robbins’ securities have changed from the amounts reported in Cohn Robbins’ registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Cohn Robbins Stockholders in connection with the Business Combination will be included in the proxy statement/prospectus relating to the Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of Cohn Robbins or Sazka, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the Business Combination between Cohn Robbins and Sazka. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements include, without limitation, Sazka’s and Cohn Robbins’ expectations with respect to anticipated financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, and the timing of the completion of the Business Combination. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Cohn Robbins’ registration statement on Form S-1 (File No. 333-240277, its Annual Report on Form 10-K, as amended from time to time, for the fiscal year ended December 31, 2020 and its subsequent Quarterly Reports on Form 10-Q. In addition, there will be risks and uncertainties described in the Form F-4 and other documents filed by Swiss NewCo and Cohn Robbins from time to time with the SEC. These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside Sazka’s and Cohn Robbins’ control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against Cohn Robbins or Sazka following the announcement of the Business Combination; (2) the inability to complete the Business Combination, including due to the inability to concurrently close the Business Combination and the private placement of common stock or due to failure to obtain approval of the Cohn Robbins Stockholders; (3) the risk that the transaction may not be completed by Cohn Robbins’ business combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by Cohn Robbins; (4) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the Cohn Robbins Stockholders, the satisfaction of the minimum trust account amount following any redemptions by Cohn Robbins’ public stockholders and the receipt of certain governmental and regulatory approvals; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Business Combination; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (7) volatility in the price of Cohn Robbins’ securities; (8) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (9) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (10) costs related to the Business Combination; (11) changes in the applicable laws or regulations; (12) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (13) the risk of downturns and a changing regulatory landscape in the industry in which Sazka operates; (14) the impact of the global COVID-19 pandemic; (15) Sazka’s ability to obtain or maintain rights or licenses to operate in any market in which Sazka operates; (16) the potential inability of Sazka to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (17) the enforceability of Sazka’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (18) other risks and uncertainties described in Cohn Robbins’ registration statement on Form S-1 and Annual Report on Form 10-K, as amended from time to time, for the fiscal year ended December 31, 2020 and its subsequent Quarterly Reports on Form 10-Q. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Sazka and Cohn Robbins caution that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. None of Sazka or Cohn Robbins gives any assurance that Sazka or Cohn Robbins will achieve its expectations. None of Sazka or Cohn Robbins undertakes or accepts any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of January 21, 2022.
99.2	Investor Presentation, dated as of January 21, 2022.
99.3	Transcript of Recorded Investor Presentation, released on January 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohn Robbins Holdings Corp.

Date: January 21, 2022

	By:	/s/ Clifton S. Robbins
	Name:	Clifton S. Robbins
	Title:	Co-Chairman